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                                                                   EXHIBIT 10.10


                                LEASE AGREEMENT


         THIS LEASE, made as of the 7th day of March, 1994, between 5051 New Centre Drive, L.L.C, whose address is 1206 North 23rd Street, Wilmington, North Carolina 28405 (hereinafter referred to as "Landlord"), and Applied Analytical Industries, Inc., whose address is 1206 North 23rd Street, Wilmington, North Carolina (hereinafter referred to as "Tenant").


         WITNESSETH:

1. DESCRIPTION - Landlord, in consideration of the rents agreed to be paid and the covenants agreed to be performed as specified hereafter, hereby leases to Tenant, and Tenant hereby rents from Landlord, the premises located in 5051 New Centre Drive, Wilmington, North Carolina which premises are identified by suite numbers in Exhibit A-1 covering approximately the square feet of floor area set forth on Exhibit A-1, which said premises are hereinafter referred to as the "demised premises," together with the right and easement to use in common with Landlord, other Tenants, their agents, employees and invitees, parking and other common facilities as may be furnished by Landlord on the real property described in the attached Exhibit B, which real property, together with the buildings and other improvements erected thereon, is hereinafter referred to as "Landlord's premises."

2. TERM - The term of this Lease shall commence on March 7, 1994 and continue for five (5) full calendar years. As used herein "lease year" shall mean a calendar year within the term of this Lease; "partial lease year" shall mean any portion of a calendar year.

3. DELIVERY OF POSSESSION - Landlord shall deliver possession of the demised premises to Tenant at the commencement of the lease.

4. RENT - Tenant shall pay to Landlord as rent for the demised premises during each year of the term of the Lease, the amount determined by multiplying
(i) the total square feet of the demised premises set forth on Exhibit A-1 by
(ii) Twelve and 50/100 Dollars ($12.50) per square foot. The rent is payable in advance, in equal monthly installments, upon the first of each and every month throughout the term of this Lease. The first monthly installment shall be due on the commencement of the term of this Lease. In the event the term of this Lease commences other than on the first of the month, there shall also be due at the commencement of the term, such proportion of the monthly installment as the number of days in such fractional month bears to thirty (30) days. Any installment of rent due or accruing hereunder and any other sum, whether termed rent or otherwise, and payable hereunder by Tenant to Landlord, not paid when due, shall bear interest at the highest rate provided by law until the same be paid, and time is of the essence of this Agreement.

5. USE AND OCCUPANCY - During the continuation of this Lease, the demised premises shall be used and occupied for office and incidental purposes and for no other purposes without the written consent of Landlord. Tenant shall not use the demised premises for any purpose in violation of any law, municipal ordinance, or regulation, nor shall Tenant perform any acts or carry on any practices which may injure the demised premises or the building in which the demised premises are located to be a nuisance, disturbance or menace to the other tenants of said building.

6. TAXES - Landlord shall pay all general property taxes and special assessments imposed upon the Landlord's premises, including but not limited to land, building and improvements. In the event a tax is enacted as a substitute for, or in lieu of an increase in, any portion of the general property tax,
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Landlord shall pay the property tax, assessments and such substitute tax as may be imposed upon Landlord or Landlord's property.

         Tenant shall be responsible for and pay when due all municipal, county and state duties, taxes, fees and charges assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned or placed in or upon the demised premises by Tenant.

7. UTILITIES - Landlord shall furnish the Landlord's premises, including common areas and all demised premises except those demised premises which are separately metered, with water, heat, air conditioning, electricity, and sewage disposal and shall at its own cost and expense replace all burned-out fluorescent tubes, ballasts and starters in standard lighting fixtures supplied by Landlord. Tenant shall replace all burned-out fluorescent tubes, light bulbs, ballasts and starters in light fixtures especially installed for Tenant. Landlord shall not be liable or responsible for any interruption in such utilities or other services due to causes beyond Landlord's reasonable control or for interruptions in connection with the making of repairs or improvements to the demised premises or the building in which the demised premises are located. Electricity furnished by the Landlord shall be used only for purposes of illumination and the operation of normal office equipment (excluding, without limitation, computer equipment). Landlord shall not be required to furnish heating, ventilating or air conditioning between 7 P.M. and 7 A.M. or on Saturdays, Sundays or holidays.

8. JANITORIAL SERVICE - Landlord shall at its own cost and expense provide janitorial services, ice and snow removal, to the Landlord's premises, including common areas and all demised premises. In the event Tenant shall require extraordinary janitorial services, the Tenant shall pay the Landlord therefor at a rate to be agreed upon or, with the consent of Landlord, the Tenant, at its own expense, may provide such service subject to Landlord's supervision.

9. BUILDING OPERATION - Landlord shall, at its own cost and expense, furnish all materials, labor and services necessary for the operation, maintenance and repair of the Landlord's premises, except as hereafter provided.

10. INSURANCE - Landlord shall, during the entire term or any extensions or renewals hereof, keep the Landlord's premises and all improvements thereon insured against damage by fire and those risks covered by extended coverage, as provided in a Standard Fire Insurance Policy together with all risks, extended perils coverage, in amounts sufficient to equal the full current replaceable cost thereof which is not otherwise insured. In addition, Landlord shall, during the entire term and during any extensions or renewals thereof, keep in full force and effect public liability insurance with respect to the Landlord's premises, its parking areas, drives, sidewalks and approaches, which are not otherwise insured. Such insurance shall be in the amount of $10,000 as to theft, loss of and damage to any vehicle which may enter the Landlord's premises, and its contents, and in the amount of $500,000 in respect of injury to any one person (including loss of life), and $1,000,000 to injury to two or more persons (including loss of life), arising in any one accident or disaster.

         Tenant shall indemnify and hold Landlord harmless from any liability for damages to any person or property in, on or about the demised premises from any cause whatsoever, excepting that caused by the negligence of the Landlord, his agents or employees. Tenant shall procure and keep in effect during the entire term hereof public liability and property damage insurance protecting Landlord and Tenant from all causes including their own negligence, having as limits of liability Five Hundred Thousand ($500,000) Dollars for damages resulting to one person, Five Hundred Thousand ($500,000) Dollars for damages resulting from one casualty, and Five Hundred Thousand ($500,000) Dollars for property damage resulting from any one occurrence. Tenant shall deliver policies of such insurance or certificates thereof to Landlord, and in the event Tenant shall fail to procure such insurance, Landlord may at its option procure the same for the





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account of Tenant, and the cost thereof shall be paid to Landlord as additional rent upon receipt by Tenant of bills therefor.

11. ADJUSTMENT OF RENTAL - For each lease year, the Tenant shall pay to Landlord a pro rata share of any excess of the annualized cost to Landlord of performing its duties under paragraph 8 through 10 of this Lease, over the annualized cost to Landlord of performing such duties during the base year. The base year is defined as the earlier of the calendar year in which this lease was dated or the calendar year in which the Tenant first became a tenant of any part of Landlord's premises. Tenant's pro rata share shall be determined by the ratio, the numerator of which is the total amount of square feet of floor area in the demised premises and the denominator of which is the total number of square feet of all floor area under Lease in the Landlord's premises. At the end of each lease year or partial lease year, Landlord shall furnish Tenant a statement showing in reasonable detail for the applicable period all amounts paid or payable for performance of Landlord's duties and Tenant's proportionate share of any excess cost, as defined herein. All amounts required to be paid hereunder shall be paid within fifteen (15) days after the statement is submitted to Tenant by Landlord. Certification by Landlord's Architect of the amount of floor area shall be binding on the parties hereto.

12. SECURITY DEPOSIT - Landlord herewith acknowledges the receipt of Five Thousand Dollars ($5,000) which it is to retain as security for the faithful performance of all the covenants, conditions and agreements of this Lease. Landlord may, but shall not be required to, apply the same upon rents or other charges in arrears or upon damages for Tenant's failure to perform the said covenants, conditions and agreements; and Landlord's right to the possession of the premises for non-payment of rent or for any other reason shall not in any event be affected because Landlord holds this security. The said sum, if not applied toward the payment of rent in arrears or toward the payment of damages suffered by Landlord by reason of the Tenant's breach of the covenants, conditions and agreements of this Lease, is to be returned to Tenant when this Lease is terminated, according to its terms, and in no event is the said security to be returned until Tenant has vacated the premises and delivered possession to Landlord. In the event that Landlord repossesses himself of the said premises because of Tenant's default or because of Tenant's failure to carry out the covenants, conditions and agreements of this Lease, Landlord may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or shall accrue thereafter by reason of Tenant's default or breach. Landlord shall not be obligated to keep the said security as a separate fund, but may mix the said security with his own funds. In the event of any rightful and permitted assignment of this Lease, the said security deposit shall be deemed to be held by Landlord as a deposit made by the assignee and Landlord shall have no further liability with respect to the return of said security deposit to the assignor.

         Tenant hereby agrees not to look to Mortgagee, as Mortgagee, mortgagee in possession, or successor in title to the property, for accountability for any security deposit required by the Landlord hereinunder, unless said sums have actually been received by said Mortgagee as security for the Tenant's performance of this lease.

13. REPAIRS AND ALTERATIONS - Landlord, after receiving written notice from Tenant, and having reasonable opportunity thereafter to obtain the necessary workmen, agrees to keep in good repair, the common areas of the premises, the foundation, roof and four outer walls, including windows and doors in the premises. Tenant shall pay or reimburse Landlord for the cost of all such repairs arising out of the acts of Tenant, its officers, agents ' employees or invitees. Except as hereinbefore provided, Tenant agrees to maintain and keep the demised premises in good repair and condition. Where Tenant fails to maintain and repair the demised premises, Landlord may, at its election, perform such duty at Tenant's expense.





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         The Tenant shall not make any alterations, additions or improvements to said premises without prior consent of Landlord, which shall not be unreasonably withheld. All such alterations, additions or improvements shall become the property of Landlord and remain upon and be surrendered with the demised premises.

         Landlord shall have the right to enter upon the demised premises at all reasonable hours for the purpose of inspecting and making repairs or improvements to the same or adjoining premises, or the building of which they are a part. Where practical, Landlord shall consult with Tenant to minimize any disruption of Tenant's business.

14. NON-LIABILITY - Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts of omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the demised premises or any part of the building of which the demised premises are a part or for any loss or damage resulting to Tenant or his property from burst, stopped or leaking water, gas, sewer or steam pipes, or for any damage or loss of property within the demised premises from any cause whatsoever excepting that caused by the negligence of the Landlord, his agents or employees. In the event of any sale or transfer (including any transfer by operation of law) of the demised premises, Landlord (and any subsequent owner of the demised premises making such a transfer) shall be relieved from any and all obligations and liabilities under this Lease except such obligations and liabilities as shall have arisen during Landlord's (or such subsequent owner's) respective period of ownership, provided that the transferee assumes in writing all the obligations of the Landlord under this Lease.

15. ASSIGNMENT - Tenant shall not assign, or in any manner transfer, this Lease or any rights or interest herein or sublet the demised premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

         In the event the estate created hereby shall be taken in execution or by other process of law, or if Tenant shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy law, or if a receiver or trustee of the property of Tenant shall be appointed by reason of Tenant's insolvency or inability to pay its debts, or if any assignment shall be made of Tenant's property for the benefit of creditors, or if Tenant shall suffer any lien, levy, or encumbrance to be filed against the demised premises then and in any of such events, Landlord may terminate this Lease by written notice to Tenant; provided, however, if the order of court creating any of such disabilities shall not be final by reason of pendency of such proceedings, or appeal from such order, and Tenant is acting to contest or remove such disabilities, then Landlord shall not have the right to terminate this Lease so long as Tenant performs its obligations hereunder.

         Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon Landlord's interest in the demised premises and on the land and buildings of which the demised premises are a part or upon any buildings hereafter placed upon the land of which the demised premises are a part; provided, however, no default by Landlord under any such mortgage shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease.

16. CASUALTY LOSS - In case of damage to the demised premises or other part of the building by fire or other casualty, Landlord, unless it elects to terminate this Lease as provided hereafter, shall repair the damage, to the extent of its insurance coverage, with reasonable dispatch after notice of the damage. Repair by Landlord of any damage caused by carelessness, negligence or improper conduct of Tenant, its agents, employees, visitors or licensees shall not prejudice any right of Landlord or its insurer. If any part of the demised premises is so





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damaged by fire or other casualty that they are untenantable but are nevertheless repaired by Landlord, then the rent shall be adjusted for the time during which and the extent to which the premises may have been untenantable. If such repairs are delayed because of Tenant's failure to adjust Tenant's own insurance claim, or because of Tenant's failure to remove its damaged property, no reduction shall be made beyond a reasonable time allowed for such adjustment or removal. If the fire or damage to the premises be caused by carelessness, negligence or improper conduct by Tenant or its agents, employees, visitors or licensees, then notwithstanding such damage, Tenant shall be liable for the rent, during the unexpired portion of the term of this Lease without abatement, unless Landlord elects to terminate this Lease as provided hereafter. If Landlord, in its uncontrolled discretion, shall decide within a reasonable time after any fire or other casualty (even though the demised premises may not have been affected by such fire or casualty) to demolish, rebuild, or reconstruct, or not to repair the building containing the demise premises, then upon written notice given by Landlord to Tenant, this Lease shall terminate on a date specified in such notice as if that date had been originally fixed as the expiration of the term of this Lease and the rent shall be adjusted as of the time of the occurrence of any such fire or other casualty.

17. CONDEMNATION - In the event that any part of the premises shall be taken or condemned either permanently or temporarily by any competent authority in appropriation proceedings or by any right of eminent domain, then the terms of this Lease shall cease and terminate as of the date of title vests in the condemnor and all rentals shall be paid up to that date, and the Tenant shall have no claim against the Landlord for the value of any unexpired term of this Lease. In the event any portion of the building, exclusive of the demised premises, shall be taken or condemned as aforesaid, then Landlord may terminate this Lease by Notice in writing to Tenant given within thirty (30) days after the date title vests in the condemnor, and Tenant shall thereupon surrender possession of the demised premises to Landlord. In the event Landlord does not so terminate this Lease, Landlord, to the extent of the condemnation award, shall repair and restore the portion of the building not affected by the taking so as to constitute the remaining portion of the building a complete architectural unit. Tenant shall have no interest in any award resulting from any condemnation proceedings, except that Tenant shall be entitled to claim, prove and receive in such proceedings such award as may be allowed Tenant for loss of business, provided such award shall be in addition to the award of land and buildings, or portion thereof, containing the demised premises.

18. REGULATIONS - Tenant covenants and agrees that Tenant, its agents, employees, visitors and licensees shall comply with the following rules and regulations and such additional rules and regulations as Landlord may, in its reasonable discretion prescribe:
         (a) Tenant shall not conduct or permit to be conducted within the Landlord's premises any business, nor permit any act, nor store any material, supplies or equipment, which will tend to increase the premiums for hazard, fire and other insurance on said premises.
         (b) Tenant shall not permit any merchandise or goods to be sold or stored for sale in the demised premises.
         (c) Tenant shall not permit any goods, boxes, papers, trash or other articles or materials to be placed in the common areas of the Landlord's premises.
         (d) Tenant shall not permit the installation of any vending machines in the demised premises.
         (e) No electric or other wires for any purpose shall be brought into the demised premises without Landlord's written permission specifying the manner in which same may be done. No boring, cutting or stringing of wires shall be done without Landlord's prior written consent. Tenant shall not disturb or in any way interfere with the electric light fixtures and all work upon or alterations to the same shall be done by persons authorized by Landlord.





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         (f)     No bicycle or other vehicle, and no dog or other animal shall be allowed ion offices, halls, corridors or elsewhere in the building.
         (g) No machinery, equipment, office paraphernalia or fixtures, e.g., safes, vaults, file cabinets, telephone apparatus, computing machinery or electronic devices, of a weight that might overload the floors of supporting columns or walls of the demised premises shall be installed except as permitted by the Landlord in writing, and the Landlord at his sole option may place or install any such machinery, equipment, office paraphernalia or fixtures and charge the reasonable cost of such placement to the Tenant; provided always that the Tenant shall be liable in all events of damage occasioned to the premises or to any property of the Tenant or other Tenants in the building by reason of overloading the floors.
         (h) No additional lock or locks shall be placed on any door in the building without Landlord's prior written consent. A reasonable number of keys will be furnished by Landlord, and Tenant shall not make or permit any duplicate keys to be made.
         (i) Tenant shall not use any duplicating equipment emitting noxious fumes, unless same are properly vented at Tenant's expense.
         (j) Water closets and other toilet fixtures shall not be used for any purpose other than that for which the same is intended, and any damage resulting to same from Tenant's misuse shall be paid for by Tenant. No person shall waste water by interfering or tampering with the faucets or otherwise.
         (k) Tenant shall not interfere, in any way, with other Tenants, their guest, customers or invitees.

19. SIGNS - A sign containing the Tenant's advertised name and suite number and no other words or symbols shall be provided and installed by Landlord, at Tenant's expense, on the exterior of the demised premises and on a directory to be installed by Landlord within the entry way of the building.
The size, color, location, material and letter style shall be approved by Landlord. Tenant shall not permit any other picture, lettering, notice or advertisement of any kind to be installed on or displayed from the windows, doors, roof, outside walls or grounds of the building in which the demised premises are located without Landlord's consent.

20. STATEMENTS - Tenant agrees to furnish Landlord, upon request at any time after the term of this Lease has commenced, a letter addressed to Landlord's mortgage or financial institution giving the following information:
That Tenant has accepted possession, subject to the terms of this Lease; the commencement and expiration dates of this Lease; the date when rent commenced; and that this Lease is in full force and effect. Failure of Tenant to provide Landlord at the request of Landlord's mortgagee or financial institution such a letter as above described shall give Landlord the right to cancel this Lease upon (5) day's prior written notice to Tenant of such cancellation and Tenant shall remain liable to Landlord for any damages sustained by the Landlord because of such failure by Tenant.

21. RENEWAL OPTION - This Lease shall stand renewed for successive additional terms of one lease year, unless either party shall, not less than 90 days prior to the end of the term hereof, or not less than 90 days prior to the end of any renewal term, by written notice to the other party, terminate this Lease. All of the terms and conditions of this Lease shall apply to the parties hereto during said renewal terms as though such renewal terms were part of the original term of this Lease. The rent during said renewal term shall be negotiated between the parties within the 90 day period preceding each renewal. In the event the parties hereto cannot come to an agreement on the rent to be applied during the renewal period prior to the commencement of the renewal period (the "Anniversary Date"), the lease will be terminated 90 days from the Anniversary Date. In the event the parties come to an agreement regarding the terms and conditions of the renewal, the Tenant agrees to pay the renewal monthly base rent in the same manner and under all of the same terms and conditions as though said adjusted base rent were set forth in paragraph 4 hereof.





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22.      RE-RENTING - Landlord shall also have the right to enter upon the demised premises for a period commencing one hundred and twenty (120) days prior to the termination of this Lease and all renewals or extensions thereof, for the purpose of exhibiting the same to prospective tenants or purchasers. During said period Landlord may place signs in or upon said premises to indicate that the same are for rent or sale, which signs shall not be alterated, removed, obliterated or hidden by Tenant.

23.      REMEDIES -

         (a)     Tenant covenants and agrees that:

                 (i) If Tenant shall fail, neglect or refuse to pay any installment of rent at the time and in the amount as herein provided or to pay any other monies, payments or charges agreed by it to be paid, promptly when and as the same shall become due and payable under the terms herein and if any such default should continue for a period of more than ten (10) days; or

                 (ii) If Tenant shall abandon or vacate the demised premises or shall fail, neglect or refuse to keep and perform any of the other terms, covenants, conditions, stipulations, obligations or agreements herein contained and covenanted and agreed to be kept and performed by it, and in the event any such default shall continue for a period of more than fifteen (15) days after notice thereof given in writing to Tenant by Landlord (provided, however, that if the cause for giving such notice involves the making of repairs or other matters which reasonably require a longer period of time than the period of such notice, Tenant shall be deemed to have complied with such notice so long as it has commenced to comply with said notice within the period set forth in said notice and is diligently procuring compliance, or has taken proper steps or proceedings under the circumstance to prevent the seizure, destruction, alteration or other interference with said demised premises by reason of noncompliance with the requirements of any law or ordinance or with the rules, regulations, or directions of any governmental authority as the case may be); then Landlord, besides other rights or remedies it may have by law, shall be entitled to the rights and remedies enumerated below.

         (b) In the event a default enumerated in subparagraph (a) of this paragraph shall occur, Landlord shall be entitled to all the rights and remedies of Landlord herein enumerated, which rights and remedies shall be cumulative and non-exclusive and none shall exclude any other right or remedy allowed by law. Such rights and remedies may be exercised concurrently and whenever and as often as the occasion therefor arises:

                 (i) Tenant does hereby authorize and fully empower Landlord or Landlord's agent at one to re-enter and take possession of the demised premises immediately, and by reasonable force if necessary, without any previous notice of intention to re-enter or resort to legal process, and to remove all persons and property from the demised premises, and to use such force and assistance in effecting and perfecting such removal of said persons and property as may be necessary and advisable to recover exclusive possession of all said demised premises, whether in the possession of Tenant or of third persons or otherwise, without being deemed guilty in any manner of trespass, without becoming liable for any loss or damage occasioned thereby, and without prejudice to any remedies which might otherwise be used by Landlord, and to store said property in a warehouse or elsewhere at the cost of and for the account of Tenant.

                 (ii) Should Landlord elect to re-enter and take possession, as herein provided, or should it re-enter or take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease, or Landlord may, from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term or terms





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(which may be for a term extending beyond the term of this Lease) and as such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied, first, to the payment of any damages or indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of ouch reletting, including brokerage fees, attorney's fees and cost of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall promptly pay any such deficiency to Landlord. Landlord reserves the right to bring any action or legal proceeding for the recovery of any deficits remaining unpaid as Landlord may deem favorable, from time to time, without being obliged to wait until the end of the term hereof or any renewals or extensions thereof, for the final determination of Tenant's account. No such reentry or taking possession of said premises by Landlord shall be construed as an election on Landlord's part to terminate this lease unless a written notice of such intention be given to Tenant by Landlord or unless the termination hereof be decreed by a Court of competent jurisdiction.

                 (iii) Notwithstanding any such reletting without termination, Landlord may at any time elect to terminate this Lease for any breach or default by Tenant. Should Landlord at any time terminate this Lease for any breach or default, then, in addition to any other remedies Landlord may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the demised premises, reasonable attorneys fees, and all indebtedness due it by Tenant, including the worth at the time of payment of the excess, if any, of the amount of all rent and other payments reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the demised premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

         In determining the reasonable rental value of the demised premises for the remainder of the stated term, the value of the actual rental obligations of the Tenant, if any, to whom the Landlord has relet the demised premises shall be considered the then reasonable rental value and no reasonable rental value shall be allowed as an offset of Tenant's obligation hereunder until the expiration of a reasonable period after Landlord shall have leased all other similar spaces in the Landlord's premises.

         (c) No waiver of any term, obligation, covenant or condition or of the breach of any terms, obligation, covenant or condition of this Lease shall constitute a waiver of any subsequent breach of such term, obligation, covenant or condition or shall justify or authorize the non-observance on any other occasion of the same or of any other term, obligation, covenant or condition hereof, nor shall the acceptance of rent or other payment by Landlord at any time when Tenant is in default under any term, obligation, covenant or condition hereof constitute a waiver of such default or of Landlord's right to terminate this Lease or of any of Landlord's other rights on account of such default, nor shall any waiver or indulgence granted by Landlord to Tenant be taken as an estoppel against Landlord.

         (d) Landlord shall in no event be charged with default in the performance of any of its obligations hereunder and Tenant shall have no right to cure such default unless and until Landlord shall have failed to commence performance of such obligation within thirty (30) days (or such additional time as is reasonably required to commence correction of such default) after notice to Landlord by Tenant properly specifying wherein Landlord has failed to perform any such obligations.





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         If the holder of record of the first mortgage covering the demised premises shall have given prior written notice to Tenant that it is the holder of said first mortgage and if such notice includes the address at which notices to such mortgagee are to be sent, then Tenant agrees to give the holder of record of such first mortgage notice simultaneously with any notice given to Landlord to correct any default of Landlord as hereinabove provided and agrees that the holder of record of such first nor gage shall have the right, within sixty (60) days after receipt of said notice, to correct or remedy such default before Tenant may take any action under this Lease by reason of such default.

24. CONSTRUCTION - The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or paragraphs of this Lease, nor in any way affect this Lease.

         Wherever in the Lease the context requires, the singular shall be deemed to include the plural, and the plural the singular. The word "it" shall be used as synonymous with the words she, he or they where the context requires.

         The references contained herein to successors, devisees and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may have given written consent to a particular assignment.

         If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such terms or provisions to persons or circumstances other than those as to which it was held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

25. ENTIRE AGREEMENT - This Lease shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect. This Lease cannot be changed, modified or discharged orally but only by an agreement in writing, signed by the party against whom enforcement of the change, modification or discharge is sought.

26. NOTICES - Whenever under this Lease a provision is made for notice of any kind, it shall be deemed sufficient notice and service thereof if such notice to Tenant is in writing addressed to Tenant at his last known post office address, or at the demised premises, and deposited in the mail, certified or registered mail, with postage prepaid, and if such notice to Landlord is in writing addressed to the last known post office address of Landlord and deposited in the mail, certified or registered mail, with postage prepaid. Notice need be sent to only one Tenant or Landlord where Tenant or Landlord is more than one person.

27. SUCCESSORS - This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, administrators, executors, representatives, successors and assigns.

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

         IN WITNESS WHEREOF, Landlord and Tenant have executed and signed this Lease on the day and year first above written.

WITNESS:                                   LANDLORD:

                                           /s/ Frederick D. Sancilio
- -------------------------                  ----------------------------------

ATTEST:                                    TENANT:

                                           /s/ Mark P. Colonnese
- -------------------------                  ----------------------------------


STATE OF NORTH CAROLINA
COUNTY OF NEW HANOVER

         I, GL Kangas, a Notary Public of the County of New Hanover, North Carolina, do hereby certify that Fred Sancilio, Mark Colonnese of 5051 NEW CENTRE DRIVE L.L.C., personally appeared before me this day and acknowledged the due execution of the foregoing statement.

         Witness my hand and notarial seal, this the 1st day of September, 1994.


                                        /s/ GL Kangas
                                        ------------------------------------
                                        Notary Public

My commission expires: 8/29/99



STATE OF ___________________
COUNTY OF __________________


         I, __________________________________, a Notary Public of __________
County, North Carolina, certify that __________________ __________________
personally came before me this day and acknowledged that he (or she) is the Secretary of ________________ __________________, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself (or herself) as its Secretary.

         Witness my hand and notarial seal, this the _____ day of _____________________, 1994.


                                        __________________________________
                                        Notary Public

My commission expires:





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